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                                                                    EXHIBIT 10.3


                          AMENDED AND RESTATED GUARANTY

         THIS AMENDED AND RESTATED GUARANTY dated as of September 9, 2002 is executed in favor of BANK OF AMERICA, N.A. ("BANK OF AMERICA"), individually and as Administrative Agent (as defined below), and the Banks (as defined below).

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, U.S. Plastic Lumber Corp. (the "COMPANY"), various financial institutions (the "BANKS") and Bank of America, as administrative agent for the Banks (in such capacity, the "ADMINISTRATIVE AGENT"), have entered into a Credit Agreement dated as of September 9, 2002 (as amended, restated or otherwise modified from time to time, the "CREDIT AGREEMENT"); and

         WHEREAS, each of the undersigned will benefit from the making of loans and the issuance of letters of credit pursuant to the Credit Agreement and is willing to guaranty the Liabilities (as defined below) as hereinafter set forth;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned hereto agrees as follows:

         1. DEFINITIONS. Capitalized terms used herein but not defined herein have the meanings assigned to such terms in the Credit Agreement.

         2. GUARANTY. Each of the undersigned hereby jointly and severally unconditionally, as primary obligor and not merely as surety, guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of all obligations of the Company howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, under the Credit Agreement or any other Loan Document, as the same may be amended, modified, extended or renewed from time to time, plus all costs and expenses paid or incurred by the Administrative Agent or any Bank in enforcing this Guaranty or any other applicable Loan Document against such undersigned (all of the foregoing obligations being herein collectively called the "LIABILITIES"); PROVIDED, HOWEVER, that the liability of each of the undersigned hereunder shall be limited to the maximum amount of the Liabilities which such undersigned may guaranty without rendering this Guaranty void or voidable under any fraudulent conveyance or fraudulent transfer law.

         Each of the undersigned agrees that, in the event of the occurrence of any Event of Default under Section 8.1.5 of the Credit Agreement, and if such event shall occur at a time when any of the Liabilities may not then be due and payable, such undersigned will pay to the Administrative Agent for the account of the Banks forthwith the full amount which would be payable hereunder by such undersigned if all Liabilities were then due and payable.

         To secure all obligations of each of the undersigned hereunder, the Administrative Agent and each Bank shall have a lien on and security interest in (and may, without demand or notice of any kind, at any time and from time to time when any amount shall be due and payable by such undersigned hereunder, appropriate and apply toward the payment of such amount, in such order of application as the Administrative Agent or the Banks may elect, in accordance with the Credit Agreement, if then in effect) any and all balances, credits,



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deposits, accounts or moneys of or in the name of such undersigned now or hereafter with the Administrative Agent or such Bank and any and all property of every kind or description of or in the name of such undersigned now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, the Administrative Agent or such Bank or any agent or bailee for the Administrative Agent or such Bank.

         This Guaranty shall in all respects be a continuing, irrevocable, absolute and unconditional guaranty of payment and performance and not only collectibility, and shall remain in full force and effect (notwithstanding, without limitation, the dissolution of any of the undersigned, that at any time or from time to time no Liabilities are outstanding or any other circumstance) until all Commitments have terminated and all Liabilities have been paid in full.

         The undersigned further agree that if at any time all or any part of any payment theretofore applied by the Administrative Agent or any Bank to any of the Liabilities is or must be rescinded or returned by the Administrative Agent or such Bank for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Company or any of the undersigned), such Liabilities shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Administrative Agent or such Bank, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Administrative Agent or such Bank had not been made.

         The Administrative Agent or any Bank may, from time to time, at its sole discretion and without notice to the undersigned (or any of them), take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Liabilities or any obligation hereunder, (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the undersigned, with respect to any of the Liabilities, (c) extend or renew any of the Liabilities for one or more periods (whether or not longer than the original period), alter or exchange any of the Liabilities, or release or compromise any obligation of any of the undersigned hereunder or any obligation of any nature of any other obligor with respect to any of the Liabilities, (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property, and (e) resort to the undersigned (or any of them) for payment of any of the Liabilities when due, whether or not the Administrative Agent or such Bank shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have proceeded against any other of the undersigned or any other obligor primarily or secondarily obligated with respect to any of the Liabilities.

         Any amounts received by the Administrative Agent or any Bank from whatever source on account of the Liabilities may be applied by it toward the payment of the Liabilities in accordance with the Credit Agreement; and, notwithstanding any payments made by or for the account of any of the undersigned pursuant to this Guaranty, the undersigned shall not be subrogated to any rights of the Administrative Agent or any Bank until such time as this Guaranty shall have been discontinued as to all of the undersigned and the Administrative Agent and the Banks shall have received payment of the full amount of all Liabilities.




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         The undersigned hereby expressly waive: (a) notice of the acceptance by the Administrative Agent or any Bank of this Guaranty, (b) notice of the existence or creation or non-payment of all or any of the Liabilities, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, and (d) all diligence in collection or protection of or realization upon any Liabilities or any security for or guaranty of any Liabilities.

         Each of the undersigned further agrees to pay all expenses (including reasonable attorneys' fees and legal expenses) paid or incurred by the Administrative Agent or any Bank in endeavoring to collect the Liabilities of such undersigned, or any part thereof, and in enforcing this Guaranty against such undersigned.

         The creation or existence from time to time of additional Liabilities to the Administrative Agent or any Bank or any of them is hereby authorized, without notice to the undersigned (or any of them), and shall in no way affect or impair the rights of the Administrative Agent or any Bank or the obligations of the undersigned under this Guaranty.

         The Administrative Agent and any Bank may from time to time, without notice to the undersigned (or any of them), assign or transfer any or all of the Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Liabilities, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were a Bank.

         No delay on the part of the Administrative Agent or any Bank in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Administrative Agent or any Bank of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any provision of this Guaranty be binding upon the Administrative Agent or any Bank except as expressly set forth in a writing duly signed and delivered on behalf of the Administrative Agent (or, if at any time there is no Administrative Agent, the Required Banks or, if required pursuant to Section 14.1 of the Credit Agreement, all Banks). No action of the Administrative Agent or any Bank permitted hereunder shall in any way affect or impair the rights of the Administrative Agent or any Bank or the obligations of the undersigned under this Guaranty. For purposes of this Guaranty, Liabilities shall include all obligations of the Company to the Administrative Agent or any Bank arising under or in connection with any Loan Document, notwithstanding any right or power of the Company or anyone else to assert any claim or defense as to the invalidity or unenforceability of any obligation, and no such claim or defense shall affect or impair the obligations of the undersigned hereunder.

         Pursuant to the Credit Agreement, (a) this Guaranty has been delivered to the Administrative Agent and (b) the Administrative Agent has been authorized to enforce this Guaranty on behalf of itself and each of the other Banks. All payments by the undersigned pursuant to this Guaranty shall be made to the Administrative Agent for application as set forth in the Credit Agreement or, if there is no Administrative Agent, to the Banks for their ratable benefit.




                                      -3-
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         This Guaranty shall be binding upon the undersigned and the successors and assigns of the undersigned; and to the extent that the Company or any of the undersigned is either a partnership or a corporation, all references herein to the Company and to the undersigned, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such partnership or corporation. The term "UNDERSIGNED" as used herein shall mean all parties executing this Guaranty and each of them, and all such parties shall be jointly and severally obligated hereunder.

         This Guaranty has been delivered at Chicago, Illinois, and shall be construed in accordance with and governed by the internal laws of the State of Illinois. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

         This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Guaranty. At any time after the date of this Guaranty, one or more additional persons or entities may become parties hereto by executing and delivering to the Administrative Agent a counterpart of this Guaranty. Immediately upon such execution and delivery (and without any further action), each such additional person or entity will become a party to, and will be bound by all of the terms of, this Guaranty.

         This Guaranty is secured pursuant to a Security Agreement dated as of even date herewith (as amended or otherwise modified from time to time) and may be secured by one or more other agreements (including, without limitation, one or more pledge agreements, mortgages, deeds of trust or other similar documents).

         This Guaranty amends and restates the Guaranty dated as of June 30, 2002 among the Administrative Agent, the other original signatories hereto and various other parties. Nothing contained in this Guaranty shall be construed to release, cancel, terminate or otherwise adversely affect any guaranty previously made in favor of the Administrative Agent by any Guarantor.

         ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH OF THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH OF THE UNDERSIGNED FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED



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MAIL, POSTAGE PREPAID, TO THE ADDRESS SET FORTH UNDER ITS NAME IN SCHEDULE I
HERETO (OR SUCH OTHER ADDRESS AS IT SHALL HAVE SPECIFIED IN WRITING TO THE ADMINISTRATIVE AGENT AS ITS ADDRESS FOR NOTICES HEREUNDER) OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. EACH OF THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         EACH OF THE UNDERSIGNED, AND (BY ACCEPTING THE BENEFITS HEREOF) EACH OF THE ADMINISTRATIVE AGENT AND EACH BANK, HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY, OR ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.





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         IN WITNESS WHEREOF, this Guaranty has been duly executed and delivered as of the day and year first above written.

                                       U.S. PLASTIC LUMBER LTD.


                                       By: /s/ Bruce Rosetto
                                          ------------------------------------
                                       Name Printed: Bruce Rosetto
                                                    --------------------------
                                       Title:
                                             ---------------------------------

                                       U.S. PLASTIC LUMBER FINANCE CORPORATION

                                       By: /s/ Bruce Rosetto
                                          ------------------------------------
                                       Name Printed: Bruce Rosetto
                                                    --------------------------
                                       Title:
                                             ---------------------------------


                                       THE EAGLEBROOK GROUP, INC.


                                       By: /s/ Bruce Rosetto
                                          ------------------------------------
                                       Name Printed: Bruce Rosetto
                                                    --------------------------
                                       Title:
                                             ---------------------------------


                                       U.S. PLASTIC LUMBER IP CORPORATION


                                       By: /s/ Bruce Rosetto
                                          ------------------------------------
                                       Name Printed: Bruce Rosetto
                                                    --------------------------
                                       Title:
                                             ---------------------------------



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